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                                                                   EXHIBIT 10.2


                              REVOLVING CREDIT NOTE


$_______________                                                 ________, _____


FOR VALUE RECEIVED, the undersigned, PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation (the "Borrower"), promises to pay to the order of ________________________ (the "Lender"), at the place and times provided in the Credit Agreement referred to below, the principal sum of ______________ DOLLARS ($__________) or, if less, the principal amount of all Revolving Credit Loans made by the Lender from time to time pursuant to that certain Second Amended and Restated Credit Agreement, dated as of October 7, 2005 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Borrower, the Lenders who are or may become a party thereto, as Lenders (collectively, the "Lenders") and Wachovia Bank, National Association, as Administrative Agent (the "Administrative Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

The unpaid principal amount of this Revolving Credit Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Credit Agreement and shall bear interest as provided in Section 4.1 of the Credit Agreement. All payments of principal and interest on this Revolving Credit Note shall be payable in lawful currency of the United States of America in immediately available funds to the account designated in the Credit Agreement.

This Revolving Credit Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security, if any, for this Revolving Credit Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolving Credit Note and on which such Obligations may be declared to be immediately due and payable.

THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

The Debt evidenced by this Revolving Credit Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Revolving Credit Note.

IN WITNESS WHEREOF, the undersigned has executed this Revolving Credit Note under seal as of the day and year first above written.


                                       PERFORMANCE FOOD GROUP COMPANY
[CORPORATE SEAL]
                                       By:
                                           ------------------------------
                                       Name:
                                             ----------------------------
                                       Title: